UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) March 21, 2012 (March 19, 2012)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6350 South 3000 East

Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           On March 19, 2012 Timothy Dilworth joined Overstock.com, Inc. (the “Company”) as Senior Vice President, Marketing.  The following named executive officers have historically shared responsibilities for marketing: principal executive officer, Patrick M. Byrne; Senior Vice President, Customer and Partner Care, Stormy D. Simon; and Senior Vice President, Technology, Samuel J. Peterson.  With the appointment of Mr. Dilworth as Senior Vice President, Marketing, all Company marketing responsibilities previously shared by these named executive officers are now transferred to Mr. Dilworth.

No named executive officer is retiring or resigning from his or her position as a result of Mr. Dilworth’s appointment.  All named executive officers from whom these shared marketing responsibilities are being transferred will continue handling their other principal areas of responsibility, as assigned previously, and will continue as named executive officers.

A copy of the press release issued by the Company on March 21, 2012 regarding Mr. Dilworth is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits 99.1	Press release issued by Overstock.com, Inc. on March 21, 2012

Certain statements contained in this Form 8-K, including all statements other than statements of historical fact, may constitute “forward-looking statements.” In addition to the uncertainty of all forward-looking information, there are specific risks identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on March 2, 2012 and any subsequent reports filed by the Company with the SEC that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ Stephen J. Chesnut
Stephen J. Chesnut
Senior Vice President, Finance and Risk
Management
Date:	March 21, 2012